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                             AIM EQUITY FUNDS, INC.
                             INSTITUTIONAL CLASSES

                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND

                         Supplement dated April 1, 1996
                    to the Prospectus dated January 2, 1996


         The second sentence in the first paragraph under the caption "SUMMARY
- The Funds and Their Investment Objectives" on page 2 and the second sentence in the first paragraph under the caption "GENERAL INFORMATION - Organization of the Company" on page 16 are revised to reflect that AIM Equity Funds, Inc. (the "Company") currently consists of six separate portfolios.

         The last three sentences in the paragraph under the caption "INVESTMENT PROGRAMS - AIM Charter Fund" on page 8 are replaced in their entirety by the following:

         "CHARTER seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings. CHARTER generally will also invest at least 80% of its net assets in securities which pay income to CHARTER."

         The following paragraph is added after the caption "Certain Investment Strategies and Policies - Repurchase Agreements" on page 9:

                 "U.S. GOVERNMENT SECURITIES. CHARTER FUND may invest in U.S. Government securities, including but not limited to, U.S. Treasury obligations, such as Treasury Bills (maturities of one year or less) or Treasury Notes (maturities of less than three years). The market value of U.S. Government securities will fluctuate with changes in interest rate levels. Thus, if interest rates increase from the time the security was purchased, the market value of the security will decrease. Conversely, if interest rates decrease, the market value of the security will increase."

         The fifth sentence in the paragraph under the caption "Certain Investment Strategies and Policies - Stock Index Futures Contracts" on page 9 is deleted and replaced in its entirety by the following:

         "Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions."

         The following paragraph is added as the second paragraph under the caption "Certain Investment Strategies and Policies - Stock Index Futures Contracts" on page 9:

                 "There are risks associated with investments in stock index futures contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open



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Page 2

         positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct."

         The fourth sentence in the first paragraph under the caption "PURCHASE OF SHARES" on page 11 is deleted and replaced in its entirety by the following:

         "Accordingly, in order to be accepted for execution, purchase orders must be submitted in proper form and received prior to the close of the New York Stock Exchange, which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on a business day of the Funds, and such orders will be confirmed at the net asset value determined as of the close of that day ("trade date")."

         The second sentence in the second paragraph under the caption "REDEMPTION OF SHARES" in page 12 is deleted and replaced in its entirety by the following:

         "If a redemption request is received prior to NYSE Close on a business day of such Fund, the redemption will be effected at the net asset value determined as of the close of that day (the "redemption date")."

         The first paragraph on page 16 of the Prospectus is revised to read in its entirety as follows:

                 "Robert M. Kippes, Kenneth A. Zschappel, Charles D. Scavone, and David P. Barnard are primarily responsible for the day-to-day management of CONSTELLATION. Mr. Kippes is Vice President of AIM Capital. He currently serves as manager for CONSTELLATION and has been responsible for the Fund since 1993. Mr. Kippes' background is discussed above with respect to the management of Weingarten. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. Mr. Zschappel has been associated with AIM and/or its affiliates since 1990 and has five years of experience as an investment professional. Mr. Scavone has been responsible for the Fund and associated with AIM and/or its affiliates since 1996. Mr. Scavone has five years experience as an investment professional. Prior to joining AIM, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager. Mr. Barnard's background is discussed above with respect to the management of Weingarten; he has also been responsible for the management of CONSTELLATION since 1990."